Exhibit 99.1

630 Las Galllinas Ave
San Rafael, CA  94903
 (415) 526-6400

For Immediate Release
July 21, 2006

Contact:	Mark Garwood
President / CEO
Epic Bancorp
415-526-6400

Epic Bancorp Announces Quarterly Earnings
Total Assets Exceed $500 Million

San Rafael, CA, July 21, 2006--Epic Bancorp (the “Company”) (NASDAQ:EPIK), the parent company for Tamalpais Bank and Epic Wealth Management, today reported net Income for the quarter ended June 30, 2006 of $909,000, or $0.24 per diluted share, compared with net earnings of $1,139,000, or $0.30 per diluted share for the same quarter in 2005.  Excluding the effect of Statement of Financial Accounting Standard No. 123R (SFAS 123R) implemented on January 1, 2006, which requires the Company to record stock options as compensation expense, net income for the quarter ended June 30, 2006 would have been $1,004,000, or $0.27 per diluted share.

Net Income for the six months ended June 30, 2006 of $1,801,000, or $0.49 per diluted share, compared with net earnings of $2,060,000, or $0.55 per diluted share, for the same period in 2005.  Excluding the effect of Statement of Financial Accounting Standard No. 123R (SFAS 123R) net income for the six months ended June 30, 2006 would have been $1,927,000, or $0.52 per diluted share.

The total assets of the Company increased to an all time high of $505.0 million as of June 30, 2006, up $43.2 million (9 percent) from $461.8 million as of December 31, 2005.  During the first six months of 2006 net loans receivable increased by 11 percent to $424.4 million, deposits increased 9 percent to $342.5 million, investment securities increased 10 percent to $48.2 million, and stockholders’ equity increased 6 percent to $28.5 million from December 31, 2005.

The Company’s net interest income before its provision for loan losses was $4,450,000 in the second quarter of 2006, compared to $4,242,000 in the same period in 2005.  The Company’s net interest income before its provision for loan losses for the six months ended June 30, 2006 was $8,840,000, compared to $8,358,000 in the same period in 2005.  The increases in net interest income are primarily attributable to an increased earning asset base, partially offset by a narrowing net interest margin.

Noninterest income in the second quarter of 2006 was $639,000, compared to $463,000 in the same period in 2005.  Noninterest income for the six months ended June 30, 2006 was $1,133,000, compared to $767,000 for the same period in 2005.  The significant increase in noninterest income for the quarter and year-to-date was primarily due to the increased volume of Small Business Administration (SBA) loans sold.

Epic Bancorp
Press Release
July 17, 2006

Total noninterest expense in the second quarter of 2005 was $3,282,000, compared to $2,609,000 for the same period in 2005.  Total noninterest expense for the six months ended June 30, 2006 was $6,623,000, compared to $5,148,000 for the same period in 2005.  Second quarter and year-to-date expenses included stock options expenses of $99,000 and $199,000 respectively.  These expenses are included over the  comparable periods of 2005 did not reflect such expenses.  Other increases in noninterest expenses for the second quarter and year-to-date were primarily due to increased personnel costs in 2006 over the same periods in 2005.  New staff was added in Tamalpais Bank’s SBA lending department and retail branches, and in Company-wide support functions.  The Company has invested significant resources in business development, enhanced information technology, the operations of Epic Wealth Management, and other infrastructure investments t o position the Company for anticipated future growth.

“Although the Company has experienced pressure on its interest margin, we are pleased with our balance sheet growth for the first six months of the year,” said Mark Garwood, President / CEO.  “Reaching $500 million in total assets is a significant milestone.  This increased earning asset base provides us with additional net interest income and is an important element as the Company executes its growth strategy.  We have continued to maintain an exceptionally strong loan portfolio, with no non-performing loans as of quarter end and no loan losses for over nine years”.

“We experienced significant competition for loans, deposits, and investment management services in the second quarter.  However, we expect net income to increase in the coming quarters through increased earning assets combined with controlled operating expenses.  We have completed the majority of our investments in the Company’s infrastructure and now look to leverage these investments.  We are excited about our prospects and look forward to continued success in the future.”

About Epic Bancorp
Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the holding company of Tamalpais Bank and Epic Wealth Management. The Company had $505 million in assets and $342 million in deposits as of June 30, 2006. Shares of the Company’s common stock are traded on the NASDAQ Capital Market System under the symbol EPIK. For additional information, please contact Mark Garwood at 415-526-6400.

About Tamalpais Bank
Tamalpais Bank, a wholly owned subsidiary of Epic Bancorp, operates six branches in Marin County and will launch its seventh branch in Tiburon / Belvedere in late July.  Tamalpais also has two loan production offices (in Sacramento and in Santa Rosa).  The branches are located in Corte Madera, Greenbrae, Mill Valley, San Anselmo, San Rafael and Terra Linda.

Epic Bancorp
Press Release
July 17, 2006

About Epic Wealth Management
Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management is located at 851 Irwin Street in San Rafael. For additional information about Epic Wealth Management, please call 415-526-4300.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the St ate of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7)other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
July 17, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	June 30, 2006	December 31, 2005	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$4,608,630	$10,566,026	$(5,957,396)	-56.4%
Federal funds sold	7,705,794	5,535,817	2,169,977	39.2%
Investment in Money Market Fund	—	20	(20)	-100.0%

Total Cash and Cash Equivalents	12,314,424	16,101,863	(3,787,439)	-23.5%
Interest-bearing time deposits in other financial institutions	964,694	942,964	21,730	2.3%
Investment securities
Available-for-sale	23,076,761	15,117,507	7,959,254	52.6%
Held-to-maturity, at cost	25,165,885	28,844,341	(3,678,456)	-12.8%
Federal Home Loan Bank restricted stock, at cost	6,002,900	6,197,600	(194,700)	-3.1%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	429,078,900	386,656,568	42,422,332	11.0%
Less: Allowance for loan losses	(4,702,232)	(4,232,124)	(470,108)	11.1%

	424,376,668	382,424,444	41,952,224	11.0%
Bank premises and equipment, net	4,875,864	4,706,098	169,766	3.6%
Accrued interest receivable	3,162,999	2,645,271	517,728	19.6%
Other assets	5,006,504	4,808,780	197,724	4.1%

Total Assets	$504,996,699	$461,838,868	$43,157,831	9.3%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$17,556,644	$17,309,740	$246,904	1.4%
Interest-bearing checking deposits	7,803,787	7,519,133	284,654	3.8%
Money market and saving deposits	155,467,176	148,372,182	7,094,994	4.8%
Certificates of deposit greater than or equal to $100,000	56,659,499	58,855,694	(2,196,195)	-3.7%
Certificates of deposit less than $100,000	104,977,780	81,342,670	23,635,110	29.1%

Total Deposits	342,464,886	313,399,419	29,065,467	9.3%
Federal Home Loan Bank Advances	117,780,034	107,812,052	9,967,982	9.2%
Junior Subordinated Debentures	13,403,000	10,310,000	3,093,000	30.0%
Accrued interest payable and other liabilities	2,811,660	3,472,319	(660,659)	-19.0%

Total Liabilities	476,459,580	434,993,790	41,465,789	9.5%

Commitment and Contingencies	—	—	—	0.0%
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,692,666 and 3,679,663 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	10,275,087	10,207,688	67,399	0.7%
Paid-In-Capital	198,839	—	—	N/A
Retained earnings	18,405,115	16,899,835	1,505,280	8.9%
Accumulated other comprehensive income/loss	(341,922)	(262,445)	(79,477)	30.3%

Total Stockholders’ Equity	28,537,119	26,845,078	1,692,041	6.3%

Total Liabilities and Stockholders’ Equity	$504,996,699	$461,838,868	$43,157,831	9.3%

Epic Bancorp
Press Release
July 17, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended June 30, 2006 and 2005

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006	2005

.	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$8,225,153	$6,443,211	$15,676,678	$12,404,431
Interest on investment securities	462,402	479,555	886,684	984,693
Interest on Federal funds sold	36,289	15,947	112,392	36,244
Interest on other investments	85,132	74,181	157,173	138,337
Interest on deposits in other financial institutions	10,988	10,530	21,730	21,110

Total Interest Income	8,819,964	7,023,424	16,854,657	13,584,815

Interest Expense
Interest expense on deposits	3,129,182	1,738,444	5,799,321	3,209,229
Interest expense on borrowed funds	1,008,929	862,281	1,769,188	1,672,285
Interest expense on Junior Subordinated Debentures	231,721	180,933	446,380	344,917

Total Interest Expense	4,369,832	2,781,658	8,014,889	5,226,431

Net Interest Income Before Provision for Loan Losses	4,450,132	4,241,766	8,839,768	8,358,384
Provision for Loan Losses	327,319	198,939	470,107	558,567

Net Interest Income After Provision for Loan Losses	4,122,813	4,042,827	8,369,661	7,799,817

Noninterest Income
Gain on sale of loans, net	321,077	170,864	530,307	241,613
Loss on sale of securities, net	(1,820)	—	(1,820)	—
Loan servicing	32,882	16,014	65,195	37,463
Other income	287,283	276,552	539,541	487,916

Total Noninterest Income	639,422	463,430	1,133,223	766,992

Noninterest Expenses
Salaries and benefits	2,160,477	1,401,166	4,167,674	2,804,765
Occupancy	355,557	303,226	696,532	610,972
Advertising	68,541	49,848	207,071	169,888
Professional	52,205	31,365	171,005	213,265
Data processing	89,058	169,765	196,038	267,619
Equipment and depreciation	197,722	91,979	384,590	171,786
Other administrative	358,922	561,864	800,537	909,366

Total Noninterest Expense	3,282,482	2,609,213	6,623,447	5,147,661

Income Before Income Taxes	1,479,753	1,897,044	2,879,437	3,419,148
Provision for Income Taxes	570,507	758,000	1,078,583	1,359,000

Net Income	$909,246	$1,139,044	$1,800,854	$2,060,148

Earnings Per Share
Basic	$0.25	$0.31	$0.49	$0.56

Diluted	0.24	$0.30	$0.49	$0.55

Epic Bancorp
Press Release
July 17, 2006

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended June 30,		At or For the Six Months Ended June 30,

	2006	2005	2006	2005

Profitability Ratios:
Return on average assets	0.75%	1.02%	0.76%	0.93%
Return on average equity	12.80%	18.39%	12.87%	16.98%
Net Interest Margin	3.76%	3.91%	3.80%	3.85%
Efficiency ratio	64.5%	55.5%	66.4%	56.4%
Other Information:
Average total assets	$486,106	$444,591	$475,495	$442,405
Average interest earning assets	$475,144	$434,896	$463,972	$433,205
Average equity	$28,406	$24,779	$27,989	$24,260
Average Basic Shares Outstanding	3,692,666	3,673,345	3,689,982	3,672,215
Average Diluted Shares Outstanding	3,733,991	3,773,822	3,708,294	3,763,639
Basic earnings per share	$0.25	$0.31	$0.49	$0.56
Diluted earnings per share	$0.24	$0.30	$0.49	$0.55

	At March 31, 2006	At December 31, 2005

Share Information:
Book value per share	$7.76	$7.32
Shares outstanding	3,679,663	3,665,702
Asset Quality Information:
Non-performing loans	$—	$393
Other real estate owned	—	—
Allowance for loan losses	$4,702	$3,600
Non-performing loans / total loans	0.00%	0.12%
Non-performing assets / total assets	0.00%	0.09%
Allowance for loan losses / loans outstanding	1.10%	1.09%
Allowance for loan losses / non-accrual loans	N/A	916.03%
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	8.38%	7.91%
Tier 1 risk based capital ratio	9.17%	9.08%
Total risk based capital ratio	10.23%	10.14%

Epic Bancorp
Press Release
July 17, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

(dollars in thousands)	6/30/06			6/30/05

	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$46,838	$462	3.96%	$55,659	$480	3.46%
Other investments	6,024	85	5.66%	6,521	74	4.55%
Interest bearing deposits in other financial institutions	1,123	11	3.93%	916	11	4.82%
Federal funds sold	2,926	36	4.93%	2,163	16	2.97%
Loans (2)	418,233	8,225	7.89%	369,637	6,443	6.99%

Total Interest Earning Assets	475,144	8,819	7.44%	434,896	7,024	6.48%
Allowance for loan losses	(4,515)			(4,006)
Cash and due from banks	4,915			5,796
Net premises, furniture and equipment	4,723			3,083
Other assets	5,839			4,822

Total Assets	$486,106			$444,591

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,030	11	0.63%	$7,555	12	0.64%
Savings deposits (3)	160,968	1,575	3.92%	119,550	686	2.30%
Time deposits	145,506	1,543	4.25%	140,706	1,041	2.97%
Other borrowings	112,425	1,009	3.60%	123,478	862	2.80%
Junior Subordinated Debentures	10,826	231	8.56%	10,310	181	7.04%

Total Interest Bearing Liabilities	436,755	4,369	4.01%	401,599	2,782	2.78%
Noninterest deposits	17,627			15,368
Other liabilities	3,317			2,845

Total Liabilities	457,699			419,812
Shareholders’ Equity	28,406			24,779

Total Liabilities and Shareholders’ Equity	$486,105			$444,591

Net interest income		$4,450			$4,242

Net interest spread (4)			3.43%			3.70%
Net interest margin (5)			3.76%			3.91%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press Release
July 17, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Six Months Ended

(dollars in thousands)	6/30/06			6/30/05

	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$46,127	$887	3.88%	$58,395	$985	3.40%
Other investments	6,064	157	5.22%	6,559	138	4.20%
Interest bearing deposits in other financial institutions	1,122	22	3.95%	935	21	4.48%
Federal funds sold	4,961	112	4.55%	2,731	36	2.63%
Loans (2)	405,698	15,676	7.79%	364,585	12,404	6.79%

Total Interest Earning Assets	463,972	16,854	7.25%	433,205	13,584	6.25%
Allowance for loan losses	(4,397)			(3,920)
Cash and due from banks	5,464			5,728
Net premises, furniture and equipment	4,699			2,922
Other assets	5,757			4,470

Total Assets	$475,495			$442,405

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,062	22	0.62%	$7,775	26	0.67%
Savings deposits (3)	160,735	2,939	3.65%	122,992	1,324	2.15%
Time deposits	141,930	2,838	3.99%	134,618	1,859	2.75%
Other borrowings	106,256	1,769	3.32%	125,385	1,672	2.66%
Junior Subordinated Debentures	10,569	446	8.42%	10,310	345	6.67%

Total Interest Bearing Liabilities	426,552	8,014	3.75%	401,080	5,226	2.60%
Noninterest deposits	17,609			14,453
Other liabilities	3,345			2,611

Total Liabilities	447,506			418,144
Shareholders’ Equity	27,989			24,260

Total Liabilities and Shareholders’ Equity	$475,495			$442,404

Net interest income		$8,840			$8,358

Net interest spread (4)			3.50%			3.66%
Net interest margin (5)			3.80%			3.85%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.